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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Impac Mortgage Holdings, Inc.

We consent to the use of our report, dated February 9, 1998, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                            /s/ KPMG Peat Marwick LLP


Orange County, California

April 23, 1998